UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 14, 2006

                              ALPHA INNOTECH CORP.
             (Exact name of registrant as specified in its charter)

          DELAWARE                  1-14257                     58-1729436
(State or other jurisdiction      (Commission                 (IRS Employer
        of incorporation)          File Number)             Identification No.)


         2401 MERCED STREET, SAN LEANDRO, CALIFORNIA              94577
           (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (510) 483-9620

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 7.01         REGULATION FD DISCLOSURE.

         On February 14, 2006, Alpha Innotech Corp. issued a press release discussing its 2005 results and prospects for 2006. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

                  See the Exhibit Index following the signature page of this Current Report on Form 8-K for a list of the exhibits filed herewith.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ALPHA INNOTECH CORP.



Date:    February 14, 2006                  By:      /S/ DARRYL RAY
                                               ---------------------------------
                                                     Darryl Ray
                                                     President


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


                                  EXHIBIT INDEX

        EXHIBIT
        NUMBER         DESCRIPTION
        -------        -----------
         99.1          Press Release issued on February 14, 2006


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